SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 29, 2013

FRONTIER OILFIELD SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-30746	75-2592165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer Identification No.)

3030 LBJ Freeway, Suite 1320

Dallas, Texas 75234

(972) 243-2610

(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

8.01 Other Events	1

Section 5 - Corporate Governance and Management

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The registrant has made a number of recent personnel changes. The Board of Directors appointed our Chairman Don Lawhorne as Chief Executive Officer replacing former President and Chief Executive Officer Tim P Burroughs whose resignation as an officer was acknowledged and accepted by the Board of Directors on July 29, 2013. Mr. Burroughs remains employed by the company.

Due to his appointment as Chief Executive Officer, Don Lawhorne may no longer be considered an independent director and independent Board member Mr. Dumas Simeus was therefore appointed Audit and Compensation Committee Chairman.

Mr. Ken Conte, our former Chief Financial Officer was appointed Executive Vice President and Chief Operating Officer effective August 1, 2013 to replace Mr. Frank Iannelli who has resigned from the company. The Board of Directors appointed Mr. John Van der Wiel to replace Mr. Conte as Chief Financial Officer also effective August 1, 2013. Mr. Van der Wiel’s biography is as follows;

John M. Van der Wiel, 55, prior to his joining Frontier Oilfield Services, Inc. effective August 1, 2013 was self-employed as a consultant since October 2011. He was employed by Robert Half Management Resources a Division of Robert Half International, Inc. as Director, CFO Services from September 2010 to September 2011 and was a self-employed consultant from April 2009 to September 2010. From February 2007 to March 2009 Mr. Wiel was employed by Accretive Solutions, LLP as Vice President of Accounting and Finance and from September 2004 to January 2007 he was employed by Jefferson Wells International, Inc. as Engagement Director and Director, Finance Operations. Mr. Wiel was employed by Cadbury-Schweppes PLC, Dr. Pepper/Seven Up as Director of Finance from March 2003 to August 2004. Mr. Wiel has a B.A. in Economics from Yale University and an MBA concentrating in Accounting and Finance from the University of Chicago Booth School of Business.

Section 8 - Other Events

Item 8.01 Other Events.

Registrant continues to evaluate the performance and operations of its Trinity Disposal and Trucking, Inc. subsidiary. Due to competitive market pressures, material operating losses and difficulty to obtain profitability we have cut back our operations to better fit the current market and are reviewing other alternatives including sale of the subsidiary or sale of all or a portion of its assets.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OILFIELD SERVICES, INC. (Registrant)

August 2, 2013 (Date)	/s/ Donald Lawhorne Donald Lawhorne
Chief Executive Officer